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                                                                   Exhibit 10.25

                          WAIVER, CONSENT AND AMENDMENT
                     TO THE CLASS A PREFERRED STOCK PURCHASE
                   AGREEMENT DATED MAY 27, 1997, THE PURCHASE
                   AND SALE AGREEMENT DATED DECEMBER 17, 1997,
                      THE PURCHASE AND SALE AGREEMENT DATED
    JANUARY 5, 1998, BETWEEN iNAME, Inc. (formerly named GLOBECOMM, INC.) AND
                         THE PERSONS IDENTIFIED THEREIN,
              AND INVESTORS' RIGHTS AGREEMENT BETWEEN iNAME, INC.,
        (formerly named GLOBECOMM, INC.) AND THE PERSON IDENTIFIED HEREIN

         WAIVER, CONSENT, AMENDMENT and AGREEMENT, dated as of the 31st day of July, 1998, by and among iNAME, INC., (formerly named GLOBECOMM, INC.), a Delaware corporation (the "Company"), doing business at 11 Broadway, Suite 660, New York, New York and the undersigned holders of Class A Preferred Stock of the Company, together constituting the holders of a majority of the Class A Preferred Stock of the Company issued pursuant to the Class A Preferred Stock Purchase Agreement dated May 27, 1997, the Purchase and Sale Agreement dated December 17, 1997 and the Purchase and Sale Agreement dated January 5, 1998, Gerald Gorman, residing at 415 Bernardsville Road, Mendham, New Jersey, in his capacities as holder of Class A Preferred Stock, Class B Common Stock and controlling stockholder (the "Controlling Stockholder"), and the holders of Class C Preferred Stock. The holders of Class A Preferred Stock that are parties to the Stock Purchase Agreement (as defined below) shall be referred to collectively as the "Original Purchasers" and the holders of Class C Preferred Stock and/or Warrants who are parties to this Agreement shall be referred to collectively as the "Additional Purchasers." The Original Purchasers and the Additional Purchasers are collectively referred to as the "Purchasers." The Company and the Purchasers are collectively referred to as the "Parties."

         WHEREAS, the Company and the Original Purchasers are parties to a certain (i) Class A Preferred Stock Purchase Agreement dated as of May 27, 1997,
(ii) Purchase and Sale Agreement dated December 17, 1997, and (iii) Purchase and Sale Agreement dated January 5, 1998 (collectively, the "Stock Purchase Agreement"); and

         WHEREAS, Section 11.6 of the Stock Purchase Agreement provides that the Stock Purchase Agreement may be modified by the written consent of the Company and the holders of a majority of the shares of Class A Preferred Stock issued to the Original Purchasers pursuant to the Stock Purchase Agreement; and

         WHEREAS, the Company and the holders of a majority of the Class A Preferred Stock issued pursuant to the Stock Purchase Agreement desire, among other things, to waive and amend certain provisions of the Stock Purchase Agreement in order to permit the sale by the Company of shares of Class C Preferred Stock to the Additional Purchasers at a price per share of SEVEN DOLLARS ($7.00), and to provide that the Additional Purchasers become parties to this Agreement and be bound by the same obligations and entitled to the same rights and benefits as the Original Purchasers thereunder, as more fully set forth herein; and

         WHEREAS, the Company and the Additional Purchasers are parties to a Class C Preferred Stock Purchase Agreement dated simultaneously herewith (the "Class C Preferred Stock Purchase Agreement"); and

         WHEREAS, in order to induce the Additional Purchasers to invest funds in the Company pursuant to the Class C Preferred Stock Purchase Agreement, the Original Purchasers, the Additional Purchasers and the Company agree that this Agreement shall govern the rights of the Original Purchasers, the Additional Purchasers and the Company with respect to the subject matter set forth herein and in connection with the terms and provisions as set forth herein;

         NOW, THEREFORE, in consideration of the promises and mutual agreements hereinafter contained, the Parties hereto do hereby agree as follows:


                                    ARTICLE I

                             DEFINITIONS AND TERMS

         Section 1.1 DEFINITIONS. The following terms, as used herein, shall have the following meanings:

         "Act" means the Securities Act of 1933, as amended.

         "Affiliate" means, with respect to any Person, any Person directly or indirectly controlling, controlled by, or under common control with such Person.

         "Agreement" means this Agreement, as the same may be amended or supplemented from time to time in accordance with the terms hereof.

         "Books and Records" means all books, ledgers, files, reports, documents, plans and operating records of, or maintained by, the Company, and all other data in the possession of the Company relating to or reasonably required for the operation of the Company's business.

         "Class A Common Stock" means the thirty million (30,000,000) shares of Class A Common Stock that the Company is authorized to issue by way of the Company's Amended and Restated Certificate of Incorporation, and amendments thereto.

         "Class A Preferred Stock" means the six million (6,000,000) shares of Class A Preferred Stock that the Company is authorized to issue by way of the Company's Amended and Restated Certificate of Incorporation, and amendments thereto.

         "Class A Demand Registration" has the meaning set forth in Section
4.1.3. of this Agreement.

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         "Class B Common Stock" means the five million (5,000,000) shares of
Class B Common Stock that the Company is authorized to issue by way of the Company's Amended and Restated Certificate of Incorporation, and amendments thereto.

         "Class C Preferred Stock" means the six million (6,000,000) shares of Class C Preferred Stock that the Company is authorized to issue by way of the Company's Amended and Restated Certificate of Incorporation, and amendments thereto.

         "Class C Demand Registration" has the meaning set forth in Section
4.1.4. of this Agreement.

         "Class D Preferred Stock" means the five million (5,000,000) shares of Class D Preferred Stock that the Company is authorized to issue by way of the Company's Amended and Restated Certificate of Incorporation, and amendments thereto.

         "Company Stock" means any shares of any class of authorized capital stock in the Company.

         "Confidential Information" means any information concerning the businesses and affairs of the Company that is not already generally available to the public.

         "Controlling Stockholder" has the meaning set forth in the preface above.

         "Incidental Registration" has the meaning set forth in Section 4.1.1. of this Agreement.

         "Indemnified Party" and "Indemnifying Party" has the meaning set forth in Section 4.7. of this Agreement.

         "Fully Diluted Shares Outstanding" has the meaning set forth in Section
6.3.3. of this Agreement.

         "Party" has the meaning set forth in the preface above.

         "Person" means an individual, a partnership, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, or a governmental entity (or any department, agency, or political subdivision thereof).

         "Purchasers" means the meaning set forth in the preface above.

         "Registrable Securities" means (i) the Class A Common Stock issuable or issued upon conversion of the Shares or the Warrant Shares, (ii) any Class A Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security that is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of the securities referenced in (i) and (iii) any other shares of capital stock of the Corporation into or for which the Class A Common Stock may be converted into or exchanged pursuant to a recapitalization or reclassification of the Company's capital stock.

         "SEC" means the Securities and Exchange Commission.

         "Security Interest" means any mortgage, pledge, lien, encumbrance, charge, or other security interest, other than (A) liens for taxes not yet due and payable or for taxes that the taxpayer is contesting in good faith through appropriate proceedings, (B) purchase money liens securing rental payments under capital lease arrangements, and (C) liens, charges, encumbrances, easements, rights-of-way, building and use restrictions, exceptions, reservations and limitations that do not in any material respect adversely detract from the value of the property subject thereto or materially impair the operation of the Company.

         "Shares" means the shares of Class A Preferred Stock or Class C Preferred Stock, as the case may be, issued or to be issued to the Purchasers pursuant to the Stock Purchase Agreement, as amended, and the Class C Preferred Stock Purchase Agreement.

         "Warrant Shares" means the shares of capital stock of the Company issuable upon the exercise of the Warrants.

         "Warrants" means the warrants for the purchase of capital stock of the Company issued or to be issued to the Additional Purchasers under the Class C Preferred Stock Purchase Agreement.

         Section 1.2 OTHER TERMS. Other terms may be defined elsewhere in the text of this Agreement and, unless otherwise indicated, shall have such meaning throughout this Agreement.

         Section 1.3 OTHER DEFINITIONAL PROVISIONS. The words "herein," "hereof," "hereto" and "hereunder" and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The terms defined in the singular shall have a comparable meaning when used in the plural, and vice versa, and in such gender, as the sense and circumstances require.


                                   ARTICLE II

                       CONSENT OF THE ORIGINAL PURCHASERS

         The Original Purchasers (i) ratify and approve the written consent of the Board of Directors attached hereto as Exhibit A in all respects, including the rights and preferences afforded the holders of the Class A Common Stock, Class A Preferred Stock, Class B Common Stock, Class C Preferred Stock and Class D Preferred Stock, (ii) agree and consent that the Company's Certificate of Incorporation be amended and modified, in accordance with the terms set forth in the Amended and Restated Certificate of Incorporation attached as Exhibit B and
(iii) consent to the issuance of Class C Preferred Stock pursuant to the Class C Preferred Stock Purchase Agreement.

                                   ARTICLE III

                                  MODIFICATIONS

         To the extent that any provision in this Agreement conflicts with the terms of the Stock Purchase Agreement, the terms of this Agreement shall control and supercede the conflicting sections of the Stock Purchase Agreement concerning the subject matter contained herein. Without limiting the foregoing, the Parties, the Company and the Controlling Stockholder agree and consent that section 7 ("Registration Rights"), other than section 7.7 ("Conversion of Shares"); section 8.1 ("Modification of Bylaws); section 8.2 ("Financial Statements"); section 8.3 ("Inspection"); section 8.5 ("Arm's Length Transactions"); section 8.6 ("Termination"); section 8.7 ("Voting Agreement");
section 8.9 ("Transfer of Class B Common Stock"); section 9 ("Preemptive Rights"); section 10.3 ("Restriction on the Declaration of Dividends"); and
section 11.6 ("Waivers; Amendments") of the Stock Purchase Agreement and section 4.A of the Purchase and Sale Agreement dated December 17, 1997 and the Purchase and Sale Agreement dated January 5, 1998, each between the Company and the Additional Purchasers (as defined therein) (insofar as such section relates to the aforementioned sections of the Stock Purchase Agreement) are deleted in their entirety, and the rights afforded to the Original Purchasers by virtue of those sections are modified and amended as set forth in Sections 4, 5, 6 and 7 of this Agreement.


                                   ARTICLE IV

                               REGISTRATION RIGHTS

         The Company and the Purchasers covenant and agree as follows:

         Section 4.1 REGISTRATION

         4.1.1. INCIDENTAL REGISTRATION. If at any time the Company proposes to register any Company Stock under the Act for its own account or for the account of any of its stockholders, in connection with an underwritten public offering of such Company Stock, on a form that would also permit registration of the Registrable Securities, the Company shall, each such time, give the Purchasers not less than twenty (20) days written notice of such proposed registration (the "Incidental Registration"). Upon the written request of the Purchasers, given within twenty (20) days after receipt of any such notice from the Company, the Company shall, subject to Section 4.1.2., cause to be included in such registration all of the Registrable Securities the Purchasers request be registered in such registration. There shall be no restriction with respect to the number of times the Purchasers may request such Incidental Registration.

         4.1.2. PRO RATA INCIDENTAL REGISTRATION OF COMPANY STOCK. If the managing underwriter of any offering described in the first sentence of Section
4.1.1 determines that the number of shares proposed to be sold by the Company or by other stockholders of Company Stock is greater than the number of shares that the underwriter believes feasible to sell at the time, at the price and upon the terms approved by the Company, then the number of shares of Company Stock that the underwriter believes may be sold shall be allocated for inclusion in the registration statement in the following order of priority: (A) Company Stock sold for the account of any holders of the Company's securities if the registration was initiated by such holders pursuant to contractual demand registration rights and Company Stock sold for the account of Lycos, Inc. ("Lycos"), pursuant to contractual incidental registration rights that permit it to participate in such an offering on a pro rata basis with such holders, pro rata among such holders and Lycos according to the number of shares requested to be registered by such holders and Lycos; (B) Company Stock sold for the account of the Company; and (C) pro rata among the Purchasers whose shares are being registered therein pursuant to Section 4.1.1. and any other holders of securities of the Company exercising contractual incidental registration rights (other than holders described in clause (A) above), according to the number of shares requested to be registered by Purchasers and other holders; provided, however, that (1) as between the Company, on the one hand, and such Purchasers and other holders referred to in clause (C) above, at least ten percent (10%) of the Purchasers' and such other holders' Registrable Securities requested to be included shall be included in such underwriting (other than the initial underwriting); and (2) the right of the Purchasers and other holders to participate in the offering shall have priority over the purchasers of Class A Common Stock and Class B Common Stock . If a Purchaser disapproves of the terms of the underwriting, it may elect to withdraw therefrom by written notice to the Company and the managing underwriter; provided, however, the election to withdraw occurs within ten (10) days after such Purchaser receives notice of the terms of the underwriting.

         4.1.3. CLASS A PREFERRED STOCKHOLDERS' DEMAND REGISTRATION. On or after the earlier of (A) 180 days after the effective date of a registration statement filed by the Company in connection with an initial public offering of any Company Stock or other securities under the Act, or (B) May 31, 1999, then, upon written request of the Original Purchasers holding in the aggregate greater than fifty percent (50%) of the Class A Preferred Stock held by the Original Purchasers that the Company effect the registration under the Act of all or a portion of the Registrable Securities and specifying the intended method of disposition thereof, the Company shall, within fifteen (15) days after the Company has received such written notice, promptly commence and use its best efforts to consummate the registration under the Act of the Registrable Securities, or such portion thereof, and of all other stock or securities which the Company has been requested to register by any other holder of the Company's securities that is entitled to include securities in such registration (the "Class A Demand Registration"); provided, however, that (1) the Original Purchasers in the aggregate will be entitled to request three (3) Class A Demand Registrations, provided that either (a) the Registrable Securities requested to be included in such Class A Demand Registration constitute at least twenty percent (20%) of the total number of Registrable Securities issued hereunder or
(b) the anticipated gross receipts from the offering exceed ten million dollars ($10,000,000), (2) a registration will not count as one of such three permitted Class A Demand Registrations until it has become effective, (3) the Company may delay the filing of a registration statement under the Act as required by this
Section 4.1.3. for a period of up to sixty (60) days after the request of the Original Purchasers if the Board of Directors of the Company determines in good faith that such Class A Demand Registration would be materially adverse to the interests of the Company, and in such event, the Original Purchasers will be entitled to withdraw such request and such Class A Demand Registration will not be counted as a

Class A Demand Registration hereunder, and (4) the Company will not be required to effect a Class A Demand Registration within six (6) months after the effective date of a previous Class A Demand Registration, Class C Demand Registration (defined below) or registration in which the Original Purchasers were given registration rights pursuant to Section 4.1.1.

         4.1.4. CLASS C PREFERRED STOCKHOLDERS' DEMAND REGISTRATION. On or after the earlier of (A) 180 days after the effective date of a registration statement filed by the Company in connection with an initial public offering of any Company Stock or other securities under the Act, or (B) July 31, 2000, then, upon written request of the Additional Purchasers holding in the aggregate greater than fifty percent (50%) of the Class C Preferred Stock that the Company effect the registration under the Act of all or a portion of the Registrable Securities and specifying the intended method of disposition thereof, the Company shall, within fifteen (15) days after the Company has received such written notice, promptly commence and use its best efforts to consummate the registration under the Act of the Registrable Securities, or such portion thereof, and of all other stock or securities which the Company has been requested to register by any other holder of the Company's securities that is entitled to include securities in such registration (the "Class C Demand Registration"); provided, however, that (1) the Additional Purchasers shall be entitled to request one (1) Class C Demand Registration, provided that either
(a) the Registrable Securities requested to be included in such Class C Demand Registration constitute at least twenty percent (20%) of the total number of Registrable Securities issued hereunder or (b) the anticipated gross receipts (before underwriters discounts and commissions and costs of such registration) from the offering exceed ten million dollars ($10,000,000), (2) a registration will not count as the permitted Class C Demand Registration until it has become effective, (3) the Company may delay the filing of a registration statement under the Act as required by this Section 4.1.4. for a period of up to sixty
(60) days after the request of the Additional Purchasers if the Board of Directors of the Company determines in good faith that such Class C Demand Registration would be materially adverse to the interests of the Company, and in such event, the Additional Purchasers will be entitled to withdraw such request and such Class C Demand Registration will not be counted as the Class C Demand Registration hereunder (provided, however, that the Company shall not use this right more than once in any 180 day period) and (4) the Company will not be required to effect a Class C Demand Registration within six (6) months after the effective date of a registration in which the Additional Purchasers were given registration rights pursuant to Section 4.1.1. In the event that the Additional Purchasers exercise the demand registration right hereunder, and shares requested to be registered by Lycos in connection therewith are included in such registration on a pro rata basis with the Additional Purchasers' Registrable Securities, pursuant to section 11 of the letter agreement between Lycos and the Company dated March 9, 1998 or otherwise, account for 30% or more of the shares offered in such registered offering, then the Additional Purchasers shall have the right to one (1) additional Class C Demand Registration hereunder.

         4.1.5. PRO RATA DEMAND REGISTRATION OF COMPANY STOCK. (a) In the event a Class A Demand Registration or Class C Demand Registration (each a "Demand Registration") is initiated subsequent to the initial public offering of any Company Stock or other securities under the Act and such Demand Registration is an underwritten offering, and the managing underwriter advises the Purchasers and the Company in writing that in the underwriter's opinion the number of shares requested to be included exceeds the number that can be sold in such offering, then the number of shares of Company Stock that the underwriter believes may be sold shall be allocated for inclusion in the registration statement in the following order of priority: (A) shares requested to be included by the Original Purchasers, in the case of a Class A Demand Registration, or the Additional Purchasers, in the case of a Class C Demand Registration, together with the shares requested to be included by Lycos to the extent Lycos is entitled to participate in such offering on a pro rata basis with the Original Purchasers or the Additional Purchasers, as applicable, pursuant to contractual incidental registration rights, that in the opinion of such underwriter can be sold prior to the inclusion of any securities of any other security holder of the Company; provided that, if the managing underwriter advises the Company in writing that in its opinion the aggregate number of shares requested for inclusion by the Original Purchasers, in the case of a Class A Demand Registration, or the Additional Purchasers, in the case of a Class C Demand Registration, together with such shares of Lycos, exceeds the number of such shares that can be sold in such offering, then the Company shall include in the registration statement only such number of shares, pro rata among the Original Purchasers, in the case of a Class A Demand Registration, or the Additional Purchasers, in the case of a Class C Demand Registration, and Lycos, based upon the number of shares requested to be registered by each of the Original Purchasers or the Additional Purchasers, as applicable, and Lycos, which in the opinion of such underwriter can be sold; (B) shares sold for the account of the Company; and (C) pro rata among the Original Purchasers, in the case of a Class C Demand Registration, or pro rata among the Additional Purchasers, in the case of a Class A Demand Registration, and any other holders of securities of the Company exercising contractual incidental registration rights other than any holders whose shares are included pursuant to clause (A) above.

         (b) In the event a Demand Registration is initiated prior to the Company giving notice under Section 4.1.1. that it proposes to register any Company Stock under the Act in its initial public offering of any Company Stock or other securities under the Act and such Demand Registration is an underwritten offering, and the managing underwriter advises the Purchasers and the Company in writing that in the underwriter's opinion the number of shares requested to be included exceeds the number that can be sold in such offering, then the number of shares of Company Stock that the underwriter believes may be sold shall be allocated for inclusion in the registration statement in the following order of priority: (A) shares requested to be included by the Original Purchasers, in the case of a Class A Demand Registration, or the Additional Purchasers, in the case of a Class C Demand Registration, together with the shares requested to be included by Lycos to the extent Lycos is entitled to participate in such offering on a pro rata basis with the Original Purchasers or the Additional Purchasers, as applicable, pursuant to contractual incidental registration rights, that in the opinion of such underwriter can be sold prior to the inclusion of any securities of any other security holder of the Company; provided that, if the managing underwriter advises the Company in writing that in its opinion the aggregate number of shares requested for inclusion by the Original Purchasers, in the case of a Class A Demand Registration, or the Additional Purchasers, in the case of a Class C Demand Registration, together with such shares of Lycos, exceeds the number of such shares that can be sold in such offering, then the Company shall include in the registration statement only such number of shares, pro rata among the Original Purchasers, in the case of a Class A Demand Registration, or the Additional Purchasers, in the case of a Class C Demand Registration, and Lycos, based upon the number of shares requested to be registered by each of the Original Purchasers or the Additional Purchasers, as applicable, and Lycos, which in the opinion of such underwriter can be sold; (B) pro rata among the Original Purchasers, in the case of a Class C Demand Registration or pro rata among the Additional Purchasers, in the case of a Class A Demand Registration, and any other holders of securities of the Company exercising contractual incidental registration rights other than any holders whose shares are included pursuant to clause (A) above; and (C) shares sold for the account of the Company.

         (c) If the Original Purchasers make a written request to exercise rights to a Class A Demand Registration under Section 4.1.3. prior to the Additional Purchasers making a written request to exercise rights to a Class C Demand Registration under Section 4.1.4., then the registration following from such request shall be a Class A Demand Registration. If the Additional Purchasers make a written request to exercise rights to a Class C Demand Registration under Section 4.1.4. prior to the Original Purchasers making a written request to exercise rights to a Class A Demand Registration under
Section 4.1.3., then the registration following from such request shall be a Class C Demand Registration.

         4.1.6. CLASS A PREFERRED STOCKHOLDERS' AND CLASS C PREFERRED STOCKHOLDERS' FORM S-3 DEMAND REGISTRATION RIGHTS. If at any time the Original Purchasers holding in the aggregate greater than fifty percent (50%) of the Class A Preferred Stock held by the Original Purchasers, or the Additional Purchasers holding in the aggregate greater than fifty percent (50%) of the Class C Preferred Stock, request that the Company effect a Form S-3 registration under the Act of all or a portion of the Registrable Securities, the Company shall, within fifteen (15) days after the Company has received such written notice, promptly commence and use its best efforts to consummate the Form S-3 registration of the Registrable Securities under the Act; provided, however, (A) the aggregate fair market value of the Registrable Securities requested to be registered shall be greater than two million dollars ($2,000,000), (B) the Company shall only be required to file one Form S-3 registration every twelve
(12) months, and (C) the Original Purchasers or Additional Purchasers who request that the Company effect a Form S-3 registration shall not be required to participate in such Form S-3 registration.

         4.1.7. BENEFIT OF MORE FAVORABLE RIGHTS. Except for the differences afforded the Original Purchasers and Additional Purchasers set forth in this Agreement, if at any time registration rights are granted with respect to Company Stock or capital stock of any Affiliate of the Company which are on terms more favorable to the holders of such securities with respect to any material terms applicable thereto including, without limitation, the number of times or the circumstances under which such rights may be exercised, the expenses to be paid by the Company or any Affiliate of the Company in connection therewith or the duration of the availability of such rights, the Company agrees that such more favorable terms will be exercisable by the Purchasers automatically and without further action by the Company. The Company covenants to give written notice to the Purchasers not less than ten (10) days in advance of the granting of registration rights with respect to Company Stock or capital stock of any Affiliate of the Company.

         4.1.8. CLASS A PREFERRED STOCKHOLDERS' TERMINATION OF REGISTRATION RIGHTS. Notwithstanding any provision to the contrary, no Original Purchaser shall be entitled to exercise any right provided for in this Section 4.1. after five (5) years following the consummation of the sale of Company Stock pursuant to a registration statement filed by the Company under the Act in connection with the initial firm commitment underwritten offering of its securities to the general public.

         4.1.9. CLASS C PREFERRED STOCKHOLDERS' TERMINATION OF REGISTRATION RIGHTS. Upon the date which is thirty (30) months following a firm commitment underwritten public offering pursuant to a registration statement under the Act, the public offering price of which is not less than two hundred percent (200%) of the then applicable Conversion Price of the Class C Preferred Stock (as defined in the Class C Preferred Stock Purchase Agreement) and an offering amount of not less than twenty million dollars ($20,000,000) (a "Qualified Offering"), then the Additional Purchasers shall not be entitled to exercise any right provided for in this Section 4.1, provided that the rights provided under
4.1.1. shall continue with respect to Registrable Securities issued or issuable upon exercise of a Warrant (or conversion of a Warrant Share issued or issuable upon exercise of a Warrant) until twenty four (24) months after the date of the exercise of such Warrant if such date is after the date specified above.


         Section 4.2 OBLIGATIONS OF THE COMPANY. Where required under Section
4.1. to use its best efforts to effect the registration of any of the Shares, the Company shall, as expeditiously as reasonably possible,

         4.2.1. Prepare and file with the SEC a registration statement with respect to such Shares and use its best efforts to cause such registration statement to become effective and, upon the request of the holders of a majority of the Registrable Securities, keep such registration statement effective for up to one hundred twenty (120) days;

         4.2.2. Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration;

         4.2.3. Furnish to the Purchaser such numbers of copies of such registration statement and prospectus, including any preliminary prospectus, in conformity with the requirements of the Act, and such other documents as the Purchaser may reasonably request in order to facilitate the disposition of the Registrable Securities;

         4.2.4. Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as shall be reasonably appropriate for the distribution of the securities covered by the registration statement; and

         4.2.5. Otherwise comply with all applicable rules and regulations of the SEC.

         Section 4.3 FURNISH INFORMATION. It shall be a condition precedent to the obligations of the Company to take any action pursuant to Section 4 that the Purchaser shall furnish to the Company such information regarding the Purchaser, the Registrable Securities held by the Purchaser, and the intended method of disposition thereof as the Company or its appointed agents shall reasonably request and as shall be required in connection with the action to be taken by the Company.

         Section 4.4 CLASS A PREFERRED STOCKHOLDERS' REGISTRATION EXPENSES. In the case of any registration effected pursuant to Section 4, the Company shall bear all registration and qualification fees and expenses, and all costs and disbursements of counsel for the Company; provided, however, that (A) each Original Purchaser shall bear the fees and costs of such Original Purchaser's own counsel and all underwriting discounts and commissions with respect to the Registrable Securities sold by such person and (B) the Company shall not be required to pay for any expenses of any Class A Demand Registration begun if the registration request is subsequently withdrawn at the request of a majority in interest of the Original Purchasers to be registered (in which case all participating Original Purchasers shall bear such expenses), unless the holders of a majority of the Original Purchasers agree in writing that the Class A Demand Registration so withdrawn shall be counted as one of the three permitted Class A Demand Registrations; provided further that, if the Original Purchasers elect to engage counsel other than counsel for the Company in connection with a Class A Demand Registration, the Company shall bear the fees and expenses, and all costs and disbursements of one firm to act as such counsel to all Original Purchasers up to a maximum aggregate amount of fifteen thousand dollars ($15,000).

         Section 4.5 CLASS C PREFERRED STOCKHOLDERS' REGISTRATION EXPENSES. In the case of any registration effected pursuant to Section 4, the Company shall bear all registration and qualification fees and expenses, and all costs and disbursements of counsel for the Company; provided, however, that (A) each Additional Purchaser selling Registrable Securities shall bear the fees and costs of such Additional Purchaser's own counsel and all underwriting discounts and commissions with respect to the Registrable Securities sold by such person, and (B) the Company shall not be required to pay for any expenses of the Class C Demand Registration begun if the registration request is subsequently withdrawn at the request of a majority in interest of the Additional Purchasers (in which case the withdrawing Additional Purchasers shall bear such expenses); provided that, if the Additional Purchasers elect to engage counsel other than counsel for the Company in connection with a Class C Demand Registration, the Company shall bear the fees and expenses, and all costs and disbursements of one firm to act as such counsel to all Additional Purchasers up to a maximum aggregate amount of fifteen thousand dollars ($15,000).

         Section 4.6 SELECTION OF UNDERWRITERS.

         4.6.1. COMPANY SELECTION. If a registration pursuant to Section 4.1.1. of this Agreement involves an underwritten offering, the Company shall have the right to select the investment bankers and managers to administer the offering. The Company shall not be required under Section 4.1.1. to register the Shares in such registration unless the

Purchasers accept the terms of the underwriting as agreed upon between the Company and the underwriter.

         4.6.2. ORIGINAL PURCHASERS' SELECTION. If a registration pursuant to
Section 4.1.3. or 4.1.6. involves an underwritten offering, then the Original Purchasers shall have the right to select the investment bankers and managers to administer the offering; provided, however, that the selection of such investment bankers and managers shall be subject to the approval of the Company, such approval not to be unreasonably withheld.

         4.6.3. ADDITIONAL PURCHASERS' SELECTION. If a registration pursuant to
Section 4.1.4, or pursuant to Section 4.1.6 at the demand of the Additional Purchasers, involves an underwritten offering, then the Additional Purchasers shall have the right to select the investment bankers and managers to administer the offering; provided, however, that the selection of such investment bankers and managers shall be subject to the approval of the Company, such approval not to be unreasonably withheld.

         Section 4.7 INDEMNIFICATION. If any Registrable Securities are included in a registration statement pursuant to this Section 4, then,

         4.7.1. To the extent permitted by law, the Company shall indemnify and hold harmless the Purchasers, agents for the Purchasers, any underwriter for each Purchasers, and each Person, if any, who controls such Person within the meaning of the Act, against any losses, claims, damages or liabilities, joint or several, to which they may become subject under the Act or otherwise, insofar as such losses, claims, damages, or liabilities arise out of any untrue statement or alleged untrue statement of material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained in the registration statement, or any amendments or supplements to the registration statement, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, and will reimburse the Purchasers, the agents for the Purchasers, such underwriter, or controlling Person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission based upon and in conformity with written information furnished to the Company by an instrument duly executed by the Purchasers or underwriter and stated to be specifically for use therein.

         4.7.2. To the extent permitted by law, each Purchaser, severally and not jointly, shall indemnify and hold harmless the Company, each of its directors, each of its officers who have signed such registration statement, and any underwriter for the Company against any losses, claims, damages or liabilities to which the Company or any such director, officer, or underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained in the registration statement or any amendments or supplements to the registration statement, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in such registration statement, preliminary prospectus, or amendments or supplement thereto, in reliance upon and in conformity with written information furnished by such Purchaser duly executed and stated to be expressly for use therein, and such Purchaser will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling Person, or underwriter in connection with investigating or defending any such loss, claim, damage, liability or action; provided, that such Purchaser's liability under this Section 4.7.2. shall not exceed the amount of the gross proceeds of the offering of such Purchaser's Registrable Securities included therein.

         4.7.3. Each party entitled to indemnification (the "Indemnified Party") shall give notice to the party required to provide indemnification ("Indemnifying Party") promptly after such Indemnified Party has knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party (at its expense) to assume the defense of any such claim or any litigation resulting therefrom; provided, however, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be reasonably satisfactory to the Indemnified Party, and the Indemnified Party may participate in such defense at such party's expense; provided, further, that the failure by any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 4.7., except to the extent that the failure results in an omission of actual notice to the Indemnifying Party and such Indemnifying Party is damaged solely as a result of the failure to give notice; provided, further, that a refusal to permit the Indemnifying Party to conduct such defenses by such counsel shall relieve such Indemnifying Party of its obligations under this Section 4.7. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to the entry of any judgment or enter into any settlement that does not include as an unconditional term the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability with respect to such claim or litigation.

         Section 4.8 REPORTS UNDER THE SECURITIES EXCHANGE ACT OF 1934. With a view toward making available to the Purchasers the benefits of SEC Rule 144 promulgated under the Act and any other rule or regulation of the SEC that may at any time permit the Purchaser to sell its Registrable Securities to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

         (i) make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times after ninety (90) days after the effective date of the first registration statement filed by the Company for the offering of its shares to the general public;

         (ii) take such action, including the voluntary registration of its Common Stock under Section 12 of the Securities Exchange Act of 1934, as is necessary to enable the holders of Registrable Securities to utilize Form S-3 for the sale of their shares, such action to be taken as soon as practicable after the end of the fiscal year in which the first registration statement filed by the Company for the offering of its shares to the general public is declared effective;

         (iii) file with the SEC in a timely manner all reports and other documents required of the Company under the Act and the Securities Exchange Act of 1934; and

         (iv) furnish to any holder of the Registrable Securities, so long as the holder of the Registrable Shares owns any shares, forthwith upon request (i) a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company), the Act and the Securities Exchange Act of 1934 (at any time after it has become subject to such reporting requirements), or as to its qualification that it qualifies as a registrant whose shares may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any holder of Registrable Securities of any rule or regulation of the SEC which permits the selling of any such shares without registration or pursuant to such form.

         Section 4.9 LOCK-UP PERIOD. The Purchasers agree that it shall not, to the extent requested by the underwriter of the Company, sell or otherwise transfer or dispose of any Registrable Securities of the same or similar class as the Registrable Securities being registered by the Company during the one hundred eighty (180) day period following the effective date of a registration statement filed by the Company; provided, however, that (A) such agreement shall be applicable only to the first registration statement of the Company that covers shares of the Company to be sold to the public in an underwritten offering, (B) the holders of Class B Common Stock and the holders of at least ninety percent (90%) of Class A Common Stock are subject to identical or substantially similar time restrictions, (C) all officers and directors of the Company and all other persons with registration rights enter into similar agreements, and (D) nothing contained herein shall prohibit any holder of Company Stock from transferring any Registrable Securities to a trust established for estate planning purposes. Notwithstanding anything to the contrary set forth herein, the terms of this Section 4.9 may not be amended or modified, directly or indirectly, without the express written consent of each holder of Registrable Securities detrimentally affected by such amendment or modification and any such amendment or modification made without such holder's consent shall not be applicable to that holder.

         Section 4.10 TRANSFER OF REGISTRATION RIGHTS. The registration rights of the Purchasers under this Section 4 may be assigned and transferred (i) by the Additional Purchasers to any Affiliate of such Additional Purchaser to whom any of the shares owned by the Additional Purchasers are transferred, and (ii) by any Purchaser to any transferee who acquires at least five thousand (5,000) Registrable Securities (adjusted to reflect subsequent stock splits, combinations, stock dividends and recapitalizations); provided, however, that the Company is given written notice by the Purchasers at the time of such assignment and transfer stating the name and address of the transferee and identifying the securities with respect to which the rights under this Section 4 are being assigned and transferred. For the purposes of this Section 4.10, a change in control of an Affiliate of an Additional Purchaser holding shares entitling such Affiliate to the registration rights hereunder, such that such Affiliate is subsequent to such change of control no longer an Affiliate of an Additional Purchaser, shall be deemed an attempted transfer of the registration rights hereunder and such former Affiliate of an Additional Purchaser shall not be entitled to such registration rights.


                                    ARTICLE V

                                 OTHER COVENANTS

         Section 5.1 ORIGINAL PURCHASERS' DESIGNATION OF DIRECTOR AND OBSERVER. The Original Purchasers shall have the right to elect one director to the board; provided, however, that the right of the Original Purchasers to elect such director shall terminate in the event that there are not outstanding at least 500,000 shares of Class A Preferred Stock held by the Original Purchasers (adjusted to reflect subsequent stock splits, combinations, stock dividends and recapitalizations); provided further that, in the event the Original Purchasers shall lose their rights to elect a member to the Board of Directors, the Original Purchasers shall have the right to invite a representative designated by the Original Purchasers to attend all meetings of its Board of Directors in a nonvoting observer capacity; provided, however, (1) that such representative shall agree to hold in confidence and trust and to act in a fiduciary manner with respect to all Confidential Information concerning the Company furnished to such representative in connection with any such meeting of the Board of Directors, and (2) the Company reserves the right to withhold any information and to exclude such representative from any meeting or portion thereof if access to such information or attendance at such meeting would reasonably be expected to adversely affect the attorney-client privilege between the Company and its counsel. Subject to the conditions set forth in this section, the Controlling Stockholder, the Original Purchasers and the Additional Purchasers agree to use their best efforts to cause the person or persons so named to be nominated for election to the Board of Directors of the Company at the time and in the manner proper for such nominations whereupon the Controlling Stockholder, the Original Purchasers and the Additional Purchasers agree to cast all of the votes they are entitled to cast in such election, subject to the limitations set forth below, whether at the next annual meeting or a special meeting of the stockholders, by written consent in lieu of a meeting or otherwise, for the election of such nominees to the Board of Directors of the Company.

         Section 5.2 CLASS C PREFERRED DESIGNATION OF DIRECTOR AND OBSERVER. The Board of Directors of the Company shall, by way of written consent in lieu of a meeting or otherwise, (i) resolve to permit Sycamore Ventures (or its Affiliates) to nominate and elect a director to the board; provided, however, that (a) any such director shall be subject to the approval of the Company's Board of Directors, such approval not to be unreasonable withheld, and (b) such right shall terminate at such time as Sycamore Ventures ceases to hold at least 50% of the Class A Common Stock it shall hold immediately following the closing of the Class C Preferred Stock Purchase Agreement (on an as converted basis after giving effect to all conversion price adjustments), and (ii) resolve to permit the Sycamore Venture (or its Affiliate) to designate one observer to the board to attend all meetings of its Board of Directors in a nonvoting observer capacity; provided, however, (a) that such representative shall agree to hold in confidence and trust and to act in a fiduciary manner with respect to all Confidential Information concerning the Company furnished to such representative in connection with any such meeting of the Board of Directors, and (b) the Company reserves the right to withhold any information and to exclude such representative from any meeting or portion thereof if access to such information or attendance at such meeting would reasonably be expected to adversely affect the attorney-client privilege between the Company and its counsel or would result in disclosure of trade secrets to such observer. Subject to the conditions set forth in this section, the Controlling Stockholder, the Original Purchasers and the Additional Purchasers agree to use their best efforts to cause the person or persons so named to be nominated for election to the Board of Directors of the Company at the time and in the manner proper for such nominations whereupon the Controlling Stockholder, the Original Purchasers and the Additional Purchasers agree to cast all of the votes they are entitled to cast in such election, subject to the limitations set forth below, whether at the next annual meeting or a special meeting of the stockholders, by written consent in lieu of a meeting or otherwise, for the election of such nominees to the Board of Directors of the Company.

         Section 5.3 FINANCIAL STATEMENTS. So long as a Purchaser owns any Shares, the Company shall use its best efforts to deliver to such Purchaser the following financial information of the Company within the time period provided:

         5.3.1. Within one hundred and twenty days (120) days after the end of each fiscal year of the Company, a statement of operations, a balance sheet of the Company as of the end of such fiscal year, and statements of operations, changes in financial position, and changes in shareholder equity for such fiscal year (including all footnotes to same), which year-end financial reports shall be audited and certified in accordance with generally accepted accounting principles by independent certified public accountants of nationally recognized standing selected by the Company;

         5.3.2. Within thirty (30) days after the end of each calendar month, an unaudited statement of operations for such calendar month and a balance sheet as of the end of such calendar month;

         5.3.3. Within thirty (30) days after the end of each of the first three quarters of the fiscal year, an unaudited statement of operations for such fiscal quarter and a balance sheet as of the end of such fiscal quarter; and

         5.3.4. During the fourth quarter of the preceding year, a budget and business plan for the next fiscal year.

         Section 5.4 INSPECTION. So long as a Purchaser together with all of its Affiliates owns at least an aggregate of fifty thousand (50,000) Shares (adjusted to reflect subsequent stock splits, combinations, stock dividends and recapitalizations), the Company shall permit such Purchaser, at its expense, to visit and inspect the Company's properties, to examine its books of account and records, and to discuss the Company's affairs, finances, and accounts with the Company's officers and independent public accountants, all at such reasonable times as may be requested by such Purchaser; provided, however, that the Company shall not be obligated pursuant to this Section 5.4. to provide any information
(A) that the Company is obligated to hold confidential by the terms of any agreement with a third party, or (B) in the event the

Purchaser owns an equivalent or larger investment in a Competitor of the Company unless such Purchaser is a passive investor in the Company and such Competitor (provided that such Purchaser shall be considered a passive investor only if such Purchaser would be entitled to report holdings of greater than five percent (5%) on a Schedule 13G if the Company and such Competitor were publicly traded). A "Competitor" of the Company for the purposes of this Agreement shall mean any Person any one of whose primary businesses is providing internet e-mail services.

         Section 5.5 ARMS' LENGTH TRANSACTIONS. The Company shall not enter into any transaction, agreement, arrangement, sale, purchase, or lease with any holder of shares of Company Stock, or any other Person, that provides for receipt by the Company of less than fair and reasonable consideration for the money, property or services provided by the Company pursuant to such transaction, agreement, arrangement, sale, purchase, or lease.

         Section 5.6 TERMINATION. The Company's obligations and the Purchaser's rights under Sections 5.3.2., 5.3.4. and 5.4. shall terminate upon the effective date of the registration statement filed by the Company in connection with a Qualified Offering of the Company's stock or other securities under the Act as and to the extent the Company is otherwise subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended.

         Section 5.7 TRANSFER OF CLASS B COMMON STOCK.

         5.7.1. CLASS B COMMON STOCK EXIT CONDITION. Except as provided in this
Section 5.7., (i) unless the Original Purchasers shall have been provided the opportunity to sell, transfer or dispose of one hundred percent (100%) of their Class A Preferred Stock or the shares of Class A Common Stock or other Company Stock into which the Shares may be converted or for which they may be exchanged, for an amount equal to or greater than each Original Purchaser's aggregate investment, as set forth on Schedule A to the Stock Purchase Agreement, multiplied by ten (10), in cash, or in freely-tradable securities for which a public market exists, or assets of equivalent fair market value (as determined by the Board of Directors in good faith evidenced by a board resolution adopted by the affirmative votes of a majority of the directors, excluding Gerald Gorman or his Affiliates, even though the remaining directors be less than a quorum), and such sale, transfer or disposition shall have been consummated with respect to all Original Purchasers electing to participate therein prior to November 30, 1999 (the "10x Exit Condition"), and (ii) unless the Additional Purchasers shall have been provided the opportunity to sell, transfer or dispose of one hundred percent (100%) of the Shares or the shares of Class A Common Stock or other Company Stock into which the Shares may be converted or for which they may be exchanged, for an amount equal to or greater than each Additional Purchaser's aggregate investment, as set forth in the Class C Preferred Stock Purchase Agreement, multiplied by three (3), in cash, or in Marketable Securities (as defined below), within twenty four (24) months from the date of this Agreement, or thirty (30) months from the date of this Agreement if the Company has completed a registration under the Act in connection with a Qualified Offering within twenty four (24) months of the date upon which the Additional Purchasers purchaser shares of Class C Preferred Stock (the "3x Exit Condition"), then the shares of Class B Common

Stock shall not be transferable by the Controlling Stockholder as shares of Class B Common Stock and any purported transfer thereof shall be void ab initio, and the Company covenants and agrees that such transfer shall not be reflected on the stock transfer books of the Company. "Marketable Securities" means: (i) securities issued or directly and fully guaranteed and insured by the United States Government or any agency or instrumentality thereof (provided that the full faith and credit of the United States is pledged in support thereof) having maturities of less than six months from the date of acquisition; or (ii) short term debt instruments with a maturity of less than 90 days from the date of issuance of an issuer rated at least A by Standard & Poors Rating Services or equity securities of an issuer with a market capitalization of at least $150,000,000, which equity securities are traded on a major nationally recognized exchange (other than the NASDAQ small cap index or the NASDAQ bulletin board).

         5.7.2. CONFIRMATION OF OCCURRENCE. The Company covenants and agrees that no transfer of Class B Common Stock shall be given effect by the Company or reflected on the Company's stock transfer ledger unless the Company shall first have obtained confirmation in writing by a majority in interest of each of the Original Purchasers and the Additional Purchasers, such confirmation to be provided by the Purchasers in good faith, that the 10x Exit Condition and 3x Exit Condition has been satisfied.

         5.7.3. LEGEND RESTRICTION. The Controlling Stockholder covenants and agrees to deliver promptly upon the execution of this Agreement all of the shares of Class B Common Stock to the Company in order that the Company may include a legend on the certificates representing such shares to the effect of the foregoing.

         Section 5.8 VOTING AGREEMENT. In any vote to be taken by the Original Purchasers in accordance with Sections 4.1.3, 4.1.6, 5.1 or 6.2. of this Agreement, or by the Purchasers or the Holders (as such terms are defined in the Stock Purchase Agreement) in accordance with Sections 7.7. or 8.8. of the Stock Purchase Agreement, as the case may be, the Controlling Stockholder agrees and consents to vote, in equal proportion to the votes cast by the remaining Original Purchasers or Purchasers or Holders, as the case may be, his shares of Class A Preferred Stock, any capital stock of the Company issued upon conversion thereof, any capital stock of the Company issued as (or issued upon the conversion or exercise of any warrant, right or other security issued as) a dividend or other distribution with respect thereto, or in exchange for or in replacement of said securities with respect thereto.

         In addition, if at any time the number of authorized but unissued shares of Class C Preferred Stock shall not be sufficient to effect the obligations of the Company to issue additional shares of Class C Preferred Stock, the Controlling Stockholder agrees to cast all of the votes he is entitled to cast to approve the same and give effect thereto (whether at the next annual meeting or a special meeting of stockholders, by written consent in lieu of a meeting or otherwise).

         Section 5.9 RESTRICTION ON THE DECLARATION OF DIVIDENDS, REDEMPTION, ETC. The Company shall not declare dividends on any class of Company Stock and shall not redeem, repurchase or otherwise acquire for value any shares of Company Stock without the consent of the holders of a majority in interest of the Class A Preferred Stock held by the Original Purchasers, other than redemptions, repurchases or other acquisitions of Class C Preferred Stock,

Warrants or Warrant Shares or Class A Common Stock issuable upon conversion of Class C Preferred Stock pursuant to the terms of the Class C Preferred Stock Purchase Agreement, the terms of the Warrants, the Company's Amended and Restated Certificate of Incorporation and any amendment thereto or this Agreement.

         Section 5.10 APPROVAL BY HOLDERS OF CLASS A PREFERRED SHARES AND CLASS C PREFERRED SHARES OF ISSUANCE OF CERTAIN SHARES OF THE COMPANY/DEEMED FAIR MARKET VALUE. The holders of Class C Preferred Stock party hereto and the holders of Class A Preferred Stock party hereto do approve in all respects the issuance of securities to Digital Equipment Corporation, Cable News Network, Inc, CNET, Inc., and Surfree.com, Inc., respectively, in accordance with the contracts with such Persons set forth on Schedule 3.21 to the Class C Preferred Stock Purchase Agreement in connection with a bona fide commercial business arrangement with each such entity, and do also approve the issuance of up to a maximum aggregate 35,000 shares of Class A Preferred Stock to InfoSpace, Inc. Also in connection with the issuance of any of the aforementioned securities (i) the holders of Class C Preferred Stock party hereto do agree that, for the purposes of article V, section 3(c)(iv) ("Conversion Price Adjustments") of the Company's Amended and Restated Articles of Incorporation, as amended, the fair market value of the consideration per share received in consideration of any such security at the time it was issued shall be deemed to be equal to or greater than the Class C Conversion Price (as such term is defined in the Company's Amended and Restated Articles of Incorporation, as amended) in effect immediately prior to the issuance of such stock, and (ii) the holders of Class A Preferred Stock party hereto do agree that, for the purposes of section 10.1 ("Anti-Dilution Rights") of the Stock Purchase Agreement, the fair market value of the consideration per share received in consideration of any such security at the time it was issued shall be deemed to be greater than the Share Price (as such term is defined in the Stock Purchase Agreement) in effect immediately prior to the issuance of such stock.

         Section 5.11 ESTABLISHMENT OF COMPENSATION COMMITTEE OF BOARD OF DIRECTORS The Board of Directors of the Company, at or prior to the first regular meeting of the Board of Directors of the Company following the date hereof, shall establish and thereafter at all times shall maintain a compensation committee (the "Compensation Committee") which shall be comprised of three directors of the Board of Directors of the Company, two of whom shall be non-management directors.

         Section 5.12 CONFIDENTIALITY. Any information obtained from the Company, whether included in financial statements distributed pursuant to
Section 5.3, obtained in the course of the exercise of rights of inspection arising under Section 5.4, or otherwise, shall be maintained confidential and not disclosed to any third party and used only for purposes of monitoring and administering the Purchaser's investment in the Company; provided, each Purchaser's obligation under this Agreement to hold all information received from the Company from reports, inspections or otherwise in confidence shall not prohibit such Purchaser from disclosing such information (i) if such information is public, (ii) to its investment advisers, attorneys, accountants, consultants and other professionals to the extent necessary to obtain their services in connection with such Purchaser's investment in the Company, provided that such persons agree to hold such information confidential, (iii) to any prospective purchaser of any shares of the Company owned by such Purchaser as long as such prospective purchaser agrees in writing to be bound by the confidentiality provisions of this Agreement and so long as such prospective purchaser is not a

Competitor of the Company and does not hold shares of a Competitor of the Company (except that such prospective purchaser may hold shares of a Competitor of the Company if it is a passive investor with respect thereto (determined in the same manner as in Section 5.4)), (iv) to any of such Purchaser's affiliates, provided that such affiliates agree to hold such information confidential as provided herein, or (v) upon request, to a regulatory body, stock exchange or court having jurisdiction over the Purchaser or by court or administrative order or as otherwise required by applicable law or regulation or listing or trading agreement concerning such Purchaser or the Company, subject in each case to allowing the Company to seek a protective order with respect to disclosure of any such information.




                                   ARTICLE VI

                                PREEMPTIVE RIGHTS

         Section 6.1 RIGHTS OF INCLUSION.

         6.1.1. GENERAL. Except as provided in Section 6.1.6., if, at any time, the Controlling Stockholder proposes to transfer shares of Company Stock to a third party (a "Proposed Purchaser"), the Controlling Stockholder shall (i) first, afford each Purchaser any right of first refusal to purchase such shares arising under Section 6.4, then (ii) second, afford each Purchaser the opportunity to participate in such transfer in accordance with this Section 6.1.

         6.1.2. RIGHT TO PARTICIPATE. Each Purchaser, with respect to the proposed transfers set forth in Section 6.1.1., whether pursuant to clause (i) or (ii) of Section 6.1.1. (the "Tag-Along Purchaser"), shall have the right to transfer, at the same price and upon identical terms and conditions as such proposed transfer, the number of shares of Company Stock owned by the Purchaser equal to (A) the total number of shares of Company Stock proposed to be transferred by the Controlling Stockholder multiplied by (B) a fraction, the numerator of which is the total number of shares of Class A Common Stock then owned by such Tag-Along Purchaser plus the aggregate number of shares of Class A Common Stock issuable upon conversion, exchange or exercise of all convertible securities, options or warrants then owned by such Tag-Along Purchaser as of the close of business on the second day preceding the mailing date of the Transfer Notice (as defined below) and the denominator of which is the total number of shares of Class A Common Stock then owned by (1) all of the Purchasers, (2) the Controlling Stockholder, and (3) all other stockholders of the Company having tag-along or similar rights to participate in the proposed transfer (the "Transfer Allotment") plus the number of shares of Class A Common Stock issuable upon conversion, exchange or exercise of all convertible securities, options or warrants then owned by any Person referenced in (1), (2) or (3) is then convertible. At the time any transfer to a Proposed Purchaser is proposed, the Controlling Stockholder shall give notice to the Purchasers' of their right to sell shares of Company Stock hereunder (the "Transfer Notice"), which notice shall identify the Proposed Purchaser and state the number of shares of Company Stock proposed to be transferred, the proposed offering price, the proposed date of any such transfer (the "Transfer Date") and any other material terms and conditions of the proposed transfer. The Transfer Notice shall also contain a complete and correct copy of any offer to the Controlling Stockholder by the Proposed Purchaser to purchase such shares of Company Stock.

         6.1.3. NOTICE. Each Tag-Along Purchaser that wishes to participate in the transfer shall provide written notice (the "Tag-Along Notice") to the Controlling Stockholder within thirty (30) days of the Transfer Notice. The Tag-Along Notice shall set forth the number of shares of Company Stock that the Purchaser elects to include in the transfer, which shall not exceed such Purchaser's Transfer Allotment. The Tag-Along Notice shall also specify the aggregate number of additional shares of Company Stock owned of record by such Tag-Along Purchaser as of the date of the Tag-Along Notice, if any, which such Tag-Along Purchaser desires also to include in the transfer (the "Additional Shares") in the event there is any under-subscription for the entire amount of all Tag-Along Purchasers' Transfer Allotments. In the event there is an under-subscription by a Tag-Along Purchaser for the entire amount of the Tag-Along Purchaser's Transfer Allotments, the Controlling Stockholder shall apportion the unsubscribed Tag-Along Purchaser's Transfer Allotments to Tag-Along Purchasers whose Tag-Along Notices specified an amount of Additional Shares, which apportionment shall be on a pro rata basis among such Tag-Along Purchasers in accordance with the number of Additional Shares specified by all such Tag-Along Purchasers in their Tag-Along Notices. The Tag-Along Notice given by each Purchaser shall constitute its binding agreements to sell such shares of Company Stock as against such Purchaser on the terms and conditions applicable to the transfer.

         6.1.4. NON PARTICIPATION. If a Tag-Along Notice is not received by the Controlling Stockholder prior to the expiration of the thirty (30) day period specified in Section 6.1.3. above, the Controlling Stockholder shall have the right to sell or otherwise transfer the number of shares of Company Stock specified in the Transfer Notice to the Proposed Purchaser without any participation by such Purchaser, but only on terms and conditions with respect to the consideration paid by the Proposed Purchaser and other material terms a reasonable investor would consider in making its decision to invest which are no more favorable in any material respect to the Controlling Stockholder than as stated in the Transfer Notice to the Purchaser, and only if such Transfer occurs on a date within sixty (60) days of the Transfer Date.

         6.1.5. REPRESENTATIONS. The Purchaser shall be obligated to make representations as to (A) good title and the absence of a Security Interest against the Shares and, (B) the validity and binding effect of any agreements entered into by the Purchaser in connection with such transfer; provided, however, that each Purchaser shall make such representations and warranties severally and not jointly.

         6.1.6. EXCEPTIONS. The provisions of this Section 6.1. shall not apply to any transfer by the Controlling Stockholder (A) to the spouse or family members of the Controlling Stockholder, (B) to a Proposed Purchaser of Company Stock in one or a series of related transactions having an aggregate fair market value of one million dollars ($1,000,000) or less, (C) pursuant to a Qualified Offering or any Rule 144 transaction, or

(D) of Shares sold in connection with customary trading activities at any time following a Qualified Offering.

         Section 6.2 RIGHTS TO COMPEL.

         6.2.1. GENERAL. Except as provided in Section 5.7. and subject to
Section 6.4., if, at any time the Controlling Stockholder proposes to transfer all or any portion of his shares of Company Stock to a Proposed Purchaser in a bona fide arms' length transaction, and, in connection therewith, the Controlling Stockholder obtains an opinion of a nationally-recognized investment banking firm to the effect that the transfer to the Proposed Purchaser is fair to the Controlling Stockholder and the Purchasers from a financial point of view, then the Controlling Stockholder may require the Purchasers to transfer all or a portion of the Shares (the "Designated Shares") to the Proposed Purchaser in accordance with this Section 6.2.; provided, however, that (i) the Purchasers may, by consent of a majority in interest of the Original Purchasers and a majority in interest of the Additional Purchasers, waive the right to obtain such fairness opinion in any proposed transfer by the Controlling Stockholder, and (ii) the rights afforded the Controlling Stockholder by this
Section 6.2 shall be conditioned upon the purchase price per share for the Class C Preferred Stock being greater than or equal to six dollars ($6.00) (adjusted to reflect subsequent stock splits, combinations, stock dividends and recapitalizations).

         6.2.2. REQUIREMENT TO PARTICIPATE. The Purchasers, with respect to the proposed transfers set forth in Section 6.2.1., shall be required to transfer the Designated Shares to the Proposed Purchaser at the same price per share of Company Stock and upon no less favorable terms and conditions as such proposed transfer upon which the Controlling Stockholder is selling his shares of Company Stock. The Designated Shares shall be determined by multiplying the shares of Company Stock owned by the Purchasers by a fraction, the numerator of which shall be the number of shares of Company Stock to be sold by the Controlling Stockholder and the denominator of which is the total shares of Company Stock owned by the Controlling Stockholder.

         6.2.3. NOTICE. The Controlling Stockholder shall send written notice (the "Drag-Along Notice") of the exercise of such rights pursuant to this
Section 6.2. to the Purchasers, setting forth the consideration per share of Company Stock to be paid by the Proposed Purchaser and the other terms and conditions of such transaction. The Purchasers shall only be obligated to make representations as to (A) good title and the absence of a Security Interest against their Designated Shares, (B) the validity and binding effect of any agreements entered into by the Purchasers in connection with such transfer, and each such Purchaser shall make such representations and warranties severally and not jointly.

         6.2.4. NONPARTICIPATION. In the event that a Purchaser fails to deliver certificates representing the Designated Shares to the Proposed Purchaser on the consummation of the sale of the Controlling Shareholder's shares of Company Stock to such Proposed Purchaser, the Company shall cause the Books and Records of the Company to show that such shares of Company Stock are bound by the provisions of this Section 6.2.

         6.2.5. FAILURE TO CLOSE. If, within ninety (90) days after the Controlling Stockholder gives the Drag-Along Notice, the sale of all of Controlling Stockholder's shares of stock in accordance herewith has not been completed, the Purchaser shall not be obligated to transfer any Designated Shares to the Proposed Purchaser, and all the restrictions on sale or other disposition contained in the Agreement with respect to the shares of Company Stock shall again be in effect.

         6.2.6. REMITTANCE OF SALE PROCEEDS. Simultaneously with the consummation of the sale of the Controlling Stockholder's shares of Company Stock, and the Purchaser's shares of Company Stock, the Controlling Stockholder shall notify the Purchaser of the consummation of the sale, and shall cause the Proposed Purchaser to remit directly to the Purchaser that has delivered its shares of Company Stock, the total sales price of the Purchaser's shares of Company Stock sold or otherwise disposed of pursuant thereto and shall furnish such other evidence of the completion and time of completion of such sale or other disposition and the terms thereof as may be reasonably requested by the Purchaser.

         Section 6.3 RIGHT OF FIRST OFFER OF COMPANY STOCK.

         6.3.1. GENERAL. Subject to the terms and conditions specified in this
Section 6.3., the Company grants each Purchaser a right of first offer with respect to future sales by the Company of Company Stock or other securities exercisable or convertible into Company Stock. Each time the Company proposes to offer (i) additional shares of capital stock of any or all classes or series thereof, (ii) rights, options or warrants to purchase shares of its capital stock, or (iii) securities convertible into such capital stock (the "New Offering"), the Company shall first make an offer to each Purchaser to participate in the New Offering in an amount proportional to the number of shares of Class A Common Stock then owned by such Purchaser plus the aggregate number of shares of Class A Common Stock issuable upon conversion, exchange or exercise of all convertible securities, options or warrants then owned by such Purchaser at the time of the New Offering in accordance with the following provisions. The rights set forth in this Section 6.3 with respect to the sale of additional shares of Class C Preferred Stock pursuant to the Class C Preferred Stock Purchase Agreement shall become enforceable by the Additional Purchasers sixty (60) days after the sale of the Class C Preferred Stock in accordance with the Class C Preferred Stock Purchase Agreement (the "Effective Date"), and in the event the Company makes a New Offering prior to the Effective Date, the Additional Purchasers shall have no right to participate in such offering.

         6.3.2. NOTICE. The Company shall provide a written notice (the "Offering Notice") of the New Offering to the Purchasers stating (i) the Company's bona fide intention to offer such shares, rights, options, warrants or other securities (ii) the number of such shares, rights, options, warrants or other securities to be offered, and (iii) the price and terms upon which it proposes to offer such shares, rights, options, warrants or other securities.

         6.3.3. ELECTION TO PURCHASE. Within twenty (20) business days following the date of the Offering Notice (the "Election Period"), each Purchaser may elect to purchase or obtain, at the price and on the terms specified in the Offering Notice, up to that portion of each class and type of such shares, rights, options, warrants or other securities which equals one hundred percent (100%), multiplied by a fraction the numerator of which is the number of shares of Class A Common Stock then owned by such Purchaser plus the aggregate number of shares of Class A Common Stock issuable upon conversion, exchange or exercise of all convertible securities, options or warrants then owned by such Purchaser is then convertible and the denominator of which is the total number of shares of Class A Common Stock then outstanding plus the aggregate number of shares of Class A Common Stock issuable upon conversion, exchange or exercise of all convertible securities, options or warrants then outstanding ("Fully Diluted Shares Outstanding")(such Purchaser's "Offering Allotment"). In the event a Purchaser desires to participate in the New Offering, the Purchaser shall provide the Company with written notice of his intention to participate in the New Offering (the "Election Notice"), and shall specify in the Election Notice that amount of such shares, rights, options, warrants or other securities which the Purchaser desires to purchase (such Purchaser's "Elected Shares"). The Election Notice shall also specify the aggregate number of additional shares, rights, options, warrants or other securities, if any, which such Purchaser desires to purchase (such Purchaser's "Additional Elected Shares") in the event there is any under-subscription for the entire amount of all Purchasers' Offering Allotments. In the event there is an under-subscription by a Purchaser for the entire amount of such Purchaser's Offering Allotment, the Company shall apportion the unsubscribed portion of such Purchaser's Offering Allotments to Purchasers whose Offering Notices specified an amount of Additional Elected Shares, which apportionment shall be on a pro rata basis among such Purchasers in accordance with the number of Additional Elected Shares specified by all such Purchasers in their Election Notices.

         6.3.4. TRANSFER TO PROPOSED PURCHASER. At any time after the Offering Notice is given, the Company may offer for sale the New Offering, less the amount reserved for the Purchasers in accordance with Section 6.3.3. and, if the shares, rights, options, warrants or other securities referred to in the Offering Notice are not elected to be purchased as provided in Section 6.3.3., the Company may, during the ninety (90) day period following the expiration of the Election Period, offer for sale the remaining unsubscribed portion of the New Offering to any Person at a price not less than, and upon terms no more favorable to the offeree than those specified in the Offering Notice. If the Company does not consummate the sale of the New Offering within such period, the right provided hereunder shall be deemed to be revived and such shares, rights, options, warrants or other securities shall not be offered unless first reoffered to the Purchasers in accordance with this section.

         6.3.5. EXCEPTIONS. The right of first offer in this Section 6.3. shall not be applicable (A) to a Qualified Offering, (B) to the issuance of securities pursuant to the conversion or exercise of convertible or exercisable securities outstanding as of the date hereof, (C) to the issuance of securities in connection with an acquisition, a bona fide commercial strategic partnership or a bona fide commercial business arrangement by the Company, whether by merger, consolidation, sale of assets, sale or exchange of stock or otherwise (including but not limited to Digital Equipment Corporation, Cable News Network, Inc, CNET, Inc., GeoCities and Surfree.com, Inc. described on Schedule 3.21 to the Class C Preferred Stock Purchase Agreement), (D) to the issuance of options to employees, consultants or directors of the Company in accordance with a stock option plan approved by the Board of Directors and the Compensation Committee thereof, (E) to the issuance of up to 1,225,250 shares of Class C Preferred Stock and 428,850 Warrants within 60 days of the initial closing of the Class C Preferred Stock Purchase Agreement at the same price and on substantially similar terms and conditions as those set forth therein (it being understood that the offer of certain of such shares to the Original Purchasers is in satisfaction of the right of first offer granted such Original Purchasers as set forth in Section 9.3 of the Stock Purchase Agreement (before giving effect to this Agreement) which, any other provision of this Agreement notwithstanding, shall govern the rights of such Original Purchasers to purchase shares of Class C Preferred Stock issued pursuant to the Class C Preferred Stock Purchase Agreement) and (F) to the issuance of up to a maximum aggregate 35,000 shares of Class A Preferred Stock to InfoSpace, Inc.

         6.3.6. TERMINATION. The rights provided in this Section 6.3. shall terminate upon the Company's sale of its Class A Common Stock in a Qualified Offering.


         Section 6.4 PURCHASERS' RIGHT OF FIRST REFUSAL OF CONTROLLING STOCKHOLDER'S STOCK.

         6.4.1. GENERAL. Subject to the terms and conditions specified in this
Section 6.4., the Controlling Stockholder grants the Purchasers a right of first refusal with respect to future sales by the Controlling Stockholder of any of his Company Stock. Each time the Controlling Stockholder receives a written offer to purchase any of his Company Stock from a third party which the Controlling Stockholder intends to accept (the "Resale Offering"), the Controlling Stockholder shall first provide each Purchaser the opportunity to purchase that number of shares of Company Stock which the Controlling Stockholder desires to sell in the Resale Offering which results from multplying the total number of shares the Controlling Stockholder desires to sell in the Resale Offering by a fraction the numerator of which is the number of shares of Class A Common Stock then owned by such Purchaser plus the aggregate number of shares of Class A Common Stock issuable upon conversion, exchange or exercise of all convertible securities, options or warrants then owned by such Purchaser and the denominator of which is the number of Fully Diluted Shares Outstanding in accordance with the following provisions.

         6.4.2. NOTICE. The Controlling Stockholder shall immediately provide a written notice (the "Resale Notice") of the Resale Offering to the Purchasers stating (i) the identity of the third party, (ii) the number of such shares proposed to be purchased by such third party, and (iii) the price and terms upon which the third party proposes to purchase such shares and including any documents with respect thereto.

         6.4.3. ELECTION TO PURCHASE. Each Purchaser may elect to purchase or obtain, at the price and on the terms specified in the Resale Notice, up to that portion of such shares which equals one hundred percent (100%), multiplied by a fraction, the numerator of which is the number of shares of Class A Common Stock held by such Purchaser as of the date of the Resale Notice plus the aggregate number of shares of Class A Common

Stock issuable upon conversion, exchange or exercise of all convertible securities, options or warrants then held by such Purchaser and the denominator of which is the number of Fully Diluted Shares Outstanding (such Purchaser's "Resale Offering Allotment"). In the event a Purchaser desires to participate in the Resale Offering, within twenty (20) days following the date of delivery of the Resale Notice the Purchaser shall provide the Company and the Controlling Stockholder with written notice of his intention to participate in the Resale Offering (the "Resale Election Notice"), and shall specify in the Resale Election Notice that amount of such shares which the Additional Purchaser desires to purchase (such Purchaser's "Resale Elected Shares"). The Resale Election Notice shall also specify the aggregate number of additional shares of the Controlling Stockholder's Company Stock, if any, which such Purchaser desires purchase (such Purchaser's "Additional Resale Shares") in the event there is any under-subscription for the entire amount of all Purchasers' Resale Offering Allotments. In the event there is an under-subscription by a Purchaser for the entire amount of such Purchaser's Resale Offering Allotment, the Company shall apportion the unsubscribed portion of such Purchaser's Resale Offering Allotment to Purchasers whose Resale Election Notices specified an amount of Additional Resale Shares, which apportionment shall be on a pro rata basis among such Purchasers in accordance with the number of Additional Resale Shares specified by all such Purchasers in their Resale Election Notices.

         6.4.4. TRANSFER TO PROPOSED PURCHASERS. If the Purchasers fail to purchase any portion of the shares specified in and in accordance with the Resale Notice within thirty (30) days of the delivery of the Resale Election Notice, the Controlling Stockholder shall thereupon have the right, within the ninety (90) day period thereafter, to sell his Company Stock, reduced by the amount purchased by the Purchasers, to the proposed third party purchaser at a price not less than, and upon terms no more favorable to the proposed third party purchaser than those specified in the Resale Notice. If the Controlling Stockholder does not consummate the sale of the Resale Offering within the above-mentioned ninety (90) day period, the rights provided hereunder to the Purchasers shall be deemed to be revived and such shares shall not be offered unless first reoffered to the Purchasers in accordance with this section.

         6.4.5. EXCEPTIONS. The right of first refusal of the Controlling Stockholder's Company Stock in this Section 6.4. shall not be applicable (A) to or after a Qualified Offering, (B) in the event that the Controlling Stockholder transfers, sells or disposes of greater than fifty one percent (51%) of his Company Stock in one transaction, (C) in the event that the Controlling Stockholder transfers, sells or disposes of his Company Stock in connection with an acquisition, a bona fide commercial strategic partnership or a bonafide commercial business arrangement by the Company, whether by merger, consolidation, sale of assets, sale or exchange of stock or otherwise with a business entity or investor not generally considered a financial investor and,
(D) to the sale by the Controlling Stockholder of not more than 100,000 shares, in the aggregate, of Class B Common Stock in any one or a series of transactions.

         6.4.6. TERMINATION. The rights provided in this Section 6.4. shall terminate upon the Company's sale of its Class A Common Stock in a Qualified Offering.

                                   ARTICLE VII

                                  MISCELLANEOUS

         Section 7.1 SUCCESSORS AND ASSIGNS. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the Parties (including permitted transferees of any shares of Registrable Securities). Without limiting any other rights of transfer herein, each Additional Purchaser may transfer, assign and convey its shares of capital stock of the Company and its rights and obligations thereunder to an Affiliate of such Additional Purchaser, and such Affiliate shall be deemed to be an "Additional Purchaser" for purposes of construction of this Agreement. Nothing in this Agreement is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liability under or by reason of this Agreement, except as expressly provided in this Agreement.


         Section 7.2 NOTICES. All notices hereunder shall be in writing and be given by registered or certified mail, postage and registration fees prepaid, or by overnight delivery, and shall be deemed given when so mailed as follows:

         If to the Company, to it at:

                             Gary Millin, President
                             GlobeComm, Inc.
                             11 Broadway, Suite 660
                             New York, NY 10007

         With a copy to:

                             Law Offices of Brian J. Zimmet
                             801 Second Avenue, 5th Floor
                             New York, NY 10017
         and to:
                             David Ambrosia, Esq.
                             Winthrop, Stimson, Putnam & Roberts
                             One Battery Park Plaza
                             New York, NY 10004


          If to the Original Purchasers, to them at the addresses set forth in Schedule A.

          With a copy to:

                             David Ambrosia, Esq.
                             Winthrop, Stimson, Putnam & Roberts
                             One Battery Park Plaza
                             New York, NY 10004


         If to the Additional Purchasers,
         to them at the addresses
         set forth in Schedule B


         With a copy to:

                             Paul Vogt, Esq.
                             Morgan, Lewis & Bockius LLP
                             101 Park Avenue
                             New York, NY 10178

The foregoing addresses may be changed by notices given in the manner set forth in this section.

         Section 7.3 GOVERNING LAW. This Agreement shall be construed and enforced in accordance with, and governed by, the laws of the State of Delaware without giving effect to the principles of the conflict of laws thereof.

         Section 7.4 WAIVERS; AMENDMENTS. The waiver by the undersigned of any of the provisions of this Agreement or the Stock Purchase Agreement shall not operate or be construed as a waiver of any subsequent breach. This Agreement or the Stock Purchase Agreement may be amended, and any provision of this Agreement may be waived, only by a written amendment executed by (i) the Company, (ii) the Controlling Stockholder, (iii) in the case of any amendment affecting the rights or obligations of the Original Purchasers, the holders of a majority of the outstanding shares of Class A Preferred Stock purchased by the Original Purchasers or stock issuable on conversion of such shares and (iv) in the case of any amendment affecting the rights or obligations of the Additional Purchasers, the holders of a majority of shares of Class C Preferred Stock purchased by the Additional Purchasers or stock issuable on conversion of such shares. Notwithstanding the foregoing, the Company will provide each Purchaser with written notice and sufficient information, sufficiently far in advance of a date a decision is required, to enable such Person to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof. The Company will not, directly or indirectly, pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, to any holder of capital stock of the Company as consideration for or as an inducement to the entering into by any such holder of any waiver or amendment to any of the terms and provisions of this Agreement, unless prior to the payment of any remuneration to any holder of capital stock of the Company, the holders of Class C Preferred Stock shall, ratably, have been offered the opportunity to provide any such waiver or amendment upon the same financial terms and conditions as any holder of capital stock who has consented to the waiver or amendment of any of the terms of this Agreement. No waiver or amendment of the provisions in the preceding sentence shall be effective with respect to any Purchaser unless consented to in writing by such Purchaser.

         Section 7.5 HEADINGS. The section headings contained in this Agreement are for reference purposes only and shall not affect the construction and interpretation of this Agreement

         Section 7.6 SEVERABILITY. The invalidity of all or any part of any section of this Agreement shall not render invalid the remainder of such section. If any provision of this Agreement is so broad as to be unenforceable, such provision shall be interpreted to be only so broad as is enforceable.

         Section 7.7 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument. This Agreement may contain more than one counterpart of the signature page and may be executed by the affixing of the signatures of each of the Parties to one of these counterpart signature pages. All of the counterpart signature pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page.

         Section 7.8 AGGREGATION OF STOCK. All shares of Registrable Securities held or acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

         Section 7.9 CONSTRUCTION. The Parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement.

         Section 7.10 ENTIRE AGREEMENT. This Agreement and the Stock Purchase Agreement (with respect to the Original Purchasers only) and the Class C Preferred Stock Purchase Agreement (with respect to the Additional Purchasers only) contain the entire agreement of the Parties. The Parties are not bound by any oral statements that are made outside of this Agreement.

         Section 7.11 BENEFIT OF MORE FAVORABLE RIGHTS. If, within sixty (60) days following the initial closing under the Class C Preferred Stock Purchase Agreement, the Company grants to a third party investor rights which are more beneficial than the preferences afforded to the Additional Purchasers pursuant to this Agreement, with respect to Company Stock or capital stock of any Affiliate of the Company, which are on terms more favorable to the holders of such securities with respect to any of the material terms applicable thereto, including, without limitation, the number of times or the circumstances under which such rights may be exercised, the expenses to be paid by the Company or any Affiliate of the Company in connection therewith or the duration of the availability of such rights, the Parties agree that such more favorable terms will be exercisable by the Additional Purchasers automatically and without further action by the Company or any of the other Parties.

         Section 7.12 ADDITIONAL PURCHASERS. It is contemplated that the Company shall issue up to an additional 1,225,250 shares of Class C Preferred Stock and an additional 428,850 Warrants within the sixty (60) day period immediately following the initial closing of the Class C Preferred Stock Purchase Agreement on the terms and conditions set forth therein. Each purchaser of such additional shares shall become party to this agreement and be deemed an Additional Purchaser hereunder, shall agree to assume all of the obligations of an Additional Purchaser hereunder and shall be entitled to all of the rights of an Additional Purchaser hereunder.

         WHEREAS, the Parties have executed this Agreement as of the date first above written:



iNAME, INC. (formerly named GLOBECOMM, INC.)


/s/ Gary Millin
----------------------------------------
By: Gary Millin
Title:  President


HOLDERS OF CLASS A PREFERRED STOCK



----------------------------------------
Jeff Barbakow



----------------------------------------
Jean Brodsky



-----------------------------------------
John Chalsty



-----------------------------------------
Frank Connley


/s/ Hoyt Davidson
-----------------------------------------
Hoyt Davidson


/s/ Vincent Degiaimo
---------------------------------------
Vincent Degiaimo

-----------------------------------------
David Dennis


/s/ William Donaldson
-----------------------------------------
William Donaldson


/s/ Pat Durkin
-----------------------------------------
Pat Durkin


/s/ Brian Ehrlich
-----------------------------------------
Brian Ehrlich


/s/ Ihsan Essaid
-----------------------------------------
Ihsan Essaid



-----------------------------------------
Trevor Fettor


/s/ Dan Flatley
-----------------------------------------
Dan Flatley


/s/ Gerald Gorman
-----------------------------------------
Gerald Gorman


/s/ Norman Greenberg
------------------------------------------
Norman Greenberg

IMAGE PARTNERS, INC.



By:
   -----------------------------------
Name:
Title:


/s/ Tony James
--------------------------------------
Tony James


/s/ Stephen Ketchum
--------------------------------------
Stephen Ketchum


/s/ Ryan Kim
--------------------------------------
Ryan Kim



--------------------------------------
Jack Kuehler



--------------------------------------
Steve Lebow


/s/ Chris Kirchen
--------------------------------------
Chris Kirchen



--------------------------------------
Rens Lipsius

/s/ Josiah Low
--------------------------------------
Josiah Low


/s/ Brian McGloughlin
--------------------------------------
Brian McGloughlin


/s/ Mark Piegza
--------------------------------------
Mark Piegza



--------------------------------------
Arkady Plotnitsky



--------------------------------------
Marsha Plotnitsky


/s/ Joe Roby
--------------------------------------
Joe Roby


/s/ Andrew Rush
--------------------------------------
Andrew Rush



--------------------------------------
Arvind Sanger


CRAIG S. SIM AND D. SUSAN SIM AS
JOINT TENANTS IN COMMON



-------------------------------------
Craig S. Sim

--------------------------------------
D. Susan Sim



---------------------------------------
Tripp Smith



---------------------------------------
John Sommerer


/s/ Michael Stevens
---------------------------------------
Michael Stevens


/s/ Tim Weller
---------------------------------------
Tim Weller


/s/ Brian Zimmet
---------------------------------------
Brian Zimmet

         PURCHASERS OF CLASS C PREFERRED STOCK


         -----------------------------------------
         Brian M. Barefoot



         -----------------------------------------
         Kevin J. Brandon



         -----------------------------------------
         Leonard Brooks, III



         -----------------------------------------
         Donald C. Cacciapaglia


         CITI GROWTH FUND II OFFSHORE, L.P.



         By:______________________________________
         Name:



         -----------------------------------------
         Emily A. Chien




         -----------------------------------------
         J. Scott Coburn

         CG ASIAN AMERICAN FUND, L.P.



         By:_______________________________________
         Name:



         -------------------------------------------
         Riza Dekidjiev, Jr.



         -------------------------------------------
         Frank Drazka



         -------------------------------------------
         Peter G. Gerry



         -------------------------------------------
         Joesph J. Grano



         --------------------------------------------
         Kenneth D.  Kron



         -------------------------------------------
         Joesph L. Morea



         PRINCETON GLOBAL FUND, L.P.



         By:______________________________________
         Name:

         -----------------------------------------
         Subir K. Ray


         SELIGMAN COMMUNICATIONS AND INFORMATION FUND, INC.

         By J&W Seligman  & Co. Incorporated, its investment advisor



         By:_______________________________________
         Name:


         -----------------------------------------
         Kilin To



         -----------------------------------------
         John R. Whitman


         THE WHITMAN CHILDREN IRREVOCABLE TRUST,
         CHRISTINE T. WHITMAN AS TRUSTEE



         By:_______________________________________
         Name:

                                                         SCHEDULE A


Jeff Barbakow
830 Picacho Lane
Santa Barbara, CA 93108

Jean Brodsky

John Chalsty

Frank Connley

Hoyt Davidson
945 West Road
New Cannan, CT 06840

Vincent Degiaimo
31 Ridgecroft Road
Bronxville, NJ 10708

David Dennis
12916 Evanston Street
Los Angeles, CA 90049

William Donaldson
277 Park Ave
New York, NY 10017

Pat Durkin



Brian Ehrlich


Ihsan Essaid
17 Grove Street
CosCob, CT 10024

Trevor Fettor
1530 Mimosa Lane
Montecito, CA 93108

Dan Flatley
17 Maple Hill Drive
Larchmont, NY 10538

Gerald Gorman
180 Midland Ave
Monclair, NJ 07043
OR
Gerald Gorman
415 Bernordsurue Road
Mendham, NJ 07945

Norman Greenberg

Image Partners


Tony James
1001 Park Avenue, #15
New York, NY 10028

Stephen Ketchum
151 East 80th Street,11C
New York, NY 10021

Ryan Kim
161 East 81st Street, #1E
New York, NY 10028

Jack Kuehler
66 Alpine Ave
Los Gatos, CA 95030

Chris Kurcheon

Steve Lebow
150 North Cliffwood Ave.
Los Angeles, CA 90049

Rens Lipsuis
18B Villa Riberole
Paris, France

Josiah Low
100 Cedar Cliff Road
Riverside, CT 06878

Arkady Plotnitsky
1500 Duke University Road

Durham, NC 27701


Marsha Plotnitsky
36 Bank Street
New York, NY 10014

Joe Roby


Andrew Rush
35 Bradford Road
Scarsdale, NY 10583

Arvind Sanger
277 Park Ave, 14th Flr
New York, NY 10172

Craig and Susan Sim

Tripp Smith
100 Cedar Cliff Road
Riverside Road, CT 06878

John Sommerer

Tim Weller
305 Second Ave,#314
New York, NY 10003

Michael Stevens

Brain Zimmet

                                   SCHEDULE B


Brian M. Barefoot
18 Lennox Road
Summit, NJ 07901

Kevin J. Brandon
118 Acadia Court, #6
Princeton NJ 08540

Leonard Brooks, III
34 Edgehill Avenue
Chatham, NJ 07029

Donald C. Cacciapaglia
95 Stuyvesant Avenue
Rye, NY 10580

Citi Growth Fund II Offshore
c/- Sycamore Ventures
989 Lenox Drive, Suite 208
Lawrenceville, NJ 08648

Emily A. Chien
21 East 87th Street, Apt 8C
New York, NY 10128

J.Scott Coburn
1 Maywood Court
Darien, CT 06820

CG Asian American Fund, L.P.
c/- Sycamore Ventures
989 Lawrenceville, NJ 08648

Kenneth D. Cron
161 Feeks Lane
Lattingtown, NY11560

Riza Dekidjiev, Jr.
173 Webster Road
Scarsdale, NY 10583

Frank Drazka
212 East 47th Street, Apt. 20E
New York, NY 10017

Peter G. Gerry
126 Moores Mill Road
Hopewell NJ 08525

Joesph J. Grano
Sheepfield Farms Drive
New Vernon, NJ 07976

Joesph L. Morea
1623 Stewart Lane
Laurel Hollow, NJ 11791-9639

Princeton Global Fund
c/- Sycamore Ventures
989 Lenox Drive, Suite 208
Lawrenceville, NJ 08648

Subir K. Ray
32 Newport Drive
Princeton Junction NJ 08550

Seligman Communication Information Fund, Inc.
100 Park Ave
New York, NY 10017

Kilin To
1131 Stuart Road
Princeton NJ 08540

John R. Whitman
P.O. Box 146
Oldwick NJ 08858

The Whitman Children Irrevocable Trust,
Christine R. Whitman as Trustee
P.O. Box 146
Oldwick NJ 08858